Exhibit 10.1

FIRST OMNIBUS AMENDMENT

THIS FIRST OMNIBUS AMENDMENT (“this Amendment”) is entered into as of July 13, 2012, by and among:

(i) COMPUTERSHARE TRUST COMPANY OF CANADA in its capacity as trustee of GMF CANADA LEASING TRUST, an Ontario trust, (the “Issuer” or the “Lender”);

(ii) GM FINANCIAL CANADA LEASING LTD., as borrower, (the “Borrower”);

(iii) FINANCIALINX CORPORATION (“FinanciaLinx” individually, and in its capacity as servicer, the “Servicer”);

(iv) DEUTSCHE BANK AG, CANADA BRANCH, as an administrative agent (together with its successors in such capacity, an “Administrative Agent”) and BMO NESBITT BURNS INC., as an administrative agent (together with its successors in such capacity, an “Administrative Agent”) (collectively, the “Administrative Agents”);

(v) BNY TRUST COMPANY OF CANADA, as indenture trustee (the “Indenture Trustee”);

(vi) the PURCHASERS identified on the signature pages hereto;

(vii) AMERICREDIT FINANCIAL SERVICES, INC., as performance guarantor (the “Performance Guarantor”); and

(viii) the AGENTS identified on the signature pages hereto.

PRELIMINARY STATEMENTS

A. The Borrower, the Servicer and the Lender are party to that certain Credit and Security Agreement dated as of July 15, 2011 (the “Credit and Security Agreement”).

B. The Borrower, the Lender, the Servicer and the Administrative Agents are party to that certain 2011-A Borrower Note Supplement to the Credit and Security Agreement dated as of July 15, 2011 (the “Borrower Note Supplement”).

C. The Issuer and the Indenture Trustee are party to that certain Indenture, dated as of July 15, 2011 (the “Indenture”).

D. The Issuer, the Indenture Trustee and the Administrative Agents are party to that certain Series 2011-A Supplemental Indenture, dated as of July 15, 2011 (the “Indenture Supplement”).

E. The Issuer, the Servicer, the Borrower, the financial institutions party thereto, as Purchasers, the Agents party thereto, the Administrative Agents, and the Indenture Trustee are party to that certain Note Purchase Agreement, dated as of July 15, 2011 (the “Note Purchase Agreement”).

F. The Borrower, the Servicer and the Issuer are party to that certain Servicing Agreement, dated as of July 15, 2011 (the “Servicing Agreement”).

G. The Borrower, the Servicer, the Issuer, and the Administrative Agents are party to that certain 2011-A Servicing Supplement, dated as of July 15, 2011 (the “Servicing Supplement” and together with the Credit and Security Agreement, the Borrower Note Supplement, the Indenture, the Indenture Supplement, the Note Purchase Agreement and the Servicing Agreement, the “Agreements”).

H. Each of the parties hereto (other than the Performance Guarantor) desires to amend certain of the Agreements to which it is a party (after giving effect to the joinder set forth herein) on the terms and conditions set forth herein.

I. The Administrative Agents are entering into this agreement on behalf of and as agents for the holders of Notes issued under the Indenture Supplement.

J. The Performance Guarantor joins as a party hereto solely for the purpose of providing its consent, confirmation and acknowledgement under Section 11.02 hereof and the agreements and representations made by it under Sections 10.01 and 10.02 hereof.

SECTION 1. Definitions and Usage.

1.01 Capitalized terms used herein and not defined herein shall have the meanings given to such terms in Appendix 1 to the Borrower Note Supplement or, if not defined therein, such terms shall have the meanings given to them in Appendix A to the Credit and Security Agreement or, if not defined therein, such terms shall have the meanings given to them in the Note Purchase Agreement. In addition, the term “Amendment Effective Date” has the meaning set forth in Section 8 below.

1.02 Each of the Agreements refers to rules of construction and usage that are set out in Appendix A to the Credit and Security Agreement. Such rules are, therefore, applicable to this Amendment and, for greater certainty, are incorporated by reference into this Amendment.

SECTION 2. Amendments to the Borrower Note Supplement. Effective as of the Amendment Effective Date and subject to the satisfaction of the conditions precedent set forth in Section 8 below, the Borrower Note Supplement is hereby amended as follows:

2.01 Section 2.1(b)(v) is amended and restated in its entirety as follows:

“(v) the “Borrower Note Final Scheduled Payment Date” will be (A) from the 2011-A Closing Date and to but excluding the date on which the first Borrowing Notice is delivered, the Payment Date occurring in January 2018 and (B) at any time after the date on which such Borrowing Notice is delivered, the date specified as the

“Borrower Note Final Scheduled Payment Date (Revised)” in the most recent Borrowing Notice, which date will be set for each such Borrowing Notice based on the then-current Final Payment Date;”

SECTION 3. Amendment to Appendix 1 to Borrower Note Supplement. Effective as of the Amendment Effective Date and subject to the satisfaction of the conditions precedent set forth in Section 8 below, Appendix 1 to the Borrower Note Supplement is hereby amended as follows:

3.01 The definition of “Commitment Termination Date” therein is amended and restated in its entirety as follows:

““Commitment Termination Date” means, with respect to a Committed Purchaser, July 12, 2013, as such date may be extended by such Committed Purchaser from time to time in accordance with Section 2.2(c) of the Note Purchase Agreement.”

3.02 The definition of “Eligible Collateral Balance (Commercial)” therein is amended and restated in its entirety as follows:

““Eligible Collateral Balance (Commercial)” means, on any date of determination, the least of (i) the sum of the Securitization Values of all Eligible Pool Assets for which the related 2011-A Lease Agreement is a Commercial Lease Agreement, (ii) the Proforma Collateral Balance (Prime) less the Eligible Collateral Balance (Prime) less the Eligible Collateral Balance (Near-Prime), (iii) an amount equal to (x) the Proforma Collateral Balance (Prime and Near-Prime) multiplied by (y) 20%, and (iv) an amount equal to the lesser of (A) (x) the Proforma Collateral Balance (Prime) multiplied by (y) 20% and (B) (x) the Proforma Collateral Balance (Prime, Near-Prime and Sub-Prime) multiplied by (y) 20%. For all purposes in this definition, Securitization Values shall be calculated giving effect to any Allocation or Reallocation since the last day of the immediately preceding Collection Period.”

3.03 The definition of “Leased Vehicle” therein is amended and restated in its entirety as follows:

““Leased Vehicle” means a new General Motors automobile, sport utility vehicle, light duty truck (including through the 3500 series) and van sold in Canada, together with all accessories, parts and additions constituting a part thereof, and all accessions thereto, leased to a Lessee pursuant to a Lease Agreement.”

3.04 The definition of “Proforma Collateral Balance (Prime and Near-Prime)” therein is amended by replacing the reference therein to “80%” with “70%”.

3.05 The definition of “Proforma Collateral Balance (Prime, Near-Prime and Sub-Prime)” therein is amended by replacing the reference therein to “90%” with “80%”.

SECTION 4. Amendments to Exhibit X to Appendix 1 to Borrower Note Supplement. Effective as of the Amendment Effective Date and subject to the satisfaction of the conditions precedent set forth in Section 8 below, Exhibit X is hereby amended as follows:

4.01 Clause (xix) therein is amended and restated in its entirety as follows:

““(xix) the related 2011-A Leased Vehicle is new and is an automobile, light duty truck (including through the 3500 series), van or sport utility vehicle manufactured by General Motors Company or an Affiliate thereof;”

4.02 Clause (xxxii) therein is amended and restated in its entirety as follows:

“(xxxii) if the 2011-A Lease Agreement is a Commercial Lease Agreement, the related Lessee is an obligor in respect of no more than (x) a total of 15 Lease Agreements that are included in the 2011-A Designated Pool at such time; and (y) a total of 25 Lease Agreements that are included in the Lease Portfolio at such time;”

4.03 New clause (xxxv) is added thereto as follows:

“(xxxv) if the 2011-A Lease Agreement is a Commercial Lease Agreement and the related 2011-A Leased Vehicle is either a light duty truck with a “work truck” or “WT” designation or is a van with a “cargo van” designation, the Contract Residual Value of such 2011-A Lease Agreement is not greater than 80% of the residual value of such 2011-A Leased Vehicle on the related Maturity Date as determined in accordance with the then-current Automotive Lease Guide upon origination of such 2011-A Lease Agreement.”

4.04 Clause (xxxiii) therein is amended by deleting the word “and” from the end of such clause (xxxiii) and clause (xxxiv) therein is amended by deleting the period at the end of such clause (xxxiv) and adding the words “; and” in substitution therefor.

SECTION 5. Amendments to the Note Purchase Agreement. Effective as of the Amendment Effective Date and subject to the satisfaction of the conditions precedent set forth in Section 8 below, the Note Purchase Agreement is hereby amended as follows:

5.01 The definition of “Aggregate Commitment” set forth in Section 1.1 thereof is amended and restated in its entirety as follows:

““Aggregate Commitment” shall mean $800,000,000.”

5.02 The definition of “Commitment Termination Date” set forth in Section 1.1 thereof is amended and restated in its entirety as follows:

““Commitment Termination Date” shall mean, with respect to a Committed Purchaser, July 12, 2013, as such date may be extended by such Committed Purchaser from time to time in accordance with subsection 2.2(c).”

5.03 The definition of “CP Conduit” set forth in Section 1.1 thereof is amended and restated in its entirety as follows:

““CP Conduit” shall mean any Purchaser which is designated as a CP Conduit on the signature pages hereto or in the Transfer Supplement or Joinder Supplement pursuant to which it became a party to this Agreement; provided that, in any event, at the time such CP Conduit is so designated as a Purchaser and for so long as such CP Conduit is a Noteholder of 2011-A Trust Notes, such CP Conduit’s Commercial Paper Notes shall be “fully wrapped”, based on the Support Facility of such CP Conduit; for purposes hereof, a CP Conduit’s Commercial Paper Notes shall be considered “fully wrapped” if (i) its Support Facility at the time in question constitutes full wrap liquidity as it pertains to such Commercial Paper Notes that qualifies as such under any related criteria set forth by each respective rating agency that rates such Commercial Paper Notes, and (ii) the ratings or ratings confirmations of such Commercial Paper Notes are based on the presence of such Support Facility and the short-term ratings of the provider thereof.

5.04 The definition of “Purchaser Group” set forth in Section 1.1 thereof is amended and restated in its entirety as follows:

““Purchaser Group” shall mean each group consisting of (i) one or more Committed Purchasers, (ii) an Agent and (iii) if applicable, one or more CP Conduits. As of July 13, 2012, the Purchaser Groups are set forth on Schedule I hereto.”

5.05 Section 2.2(c) thereof is amended by deleting the words “Commitment Expiration Date” in the last line of such Section 2.2(c) and adding the words “Commitment Termination Date” in replace thereof.

5.06 Section 2.6(c) thereof is amended by and restated in its entirety as follows:

“(c) In the event that for any reason, (i) the Issuer shall revoke or cancel any Borrowing Notice or decrease the Additional Principal Amount subject thereto, or (ii) any Purchaser receives any repayment of any portion of its share of any Borrowing constituting a part of the Note Principal Balance on an Interim Payment Date or (iii) the Issuer (or either the Borrower or the Servicer on behalf of the Issuer) has elected to cause the Committed Purchasers in a Non-Consenting Party’s Purchaser Group to assign its Commitment to a Replacement Committed Purchaser pursuant to Section 9.5(a)(y), then in any such case each affected Purchaser shall be entitled to be indemnified by the Borrower and the Issuer (jointly and severally), against, and to be paid the amount equal to any loss or reasonable out-of-pocket expense suffered by such Purchaser as a result of such change or such repayment or such assignment, including, in the case of a CP Conduit, any loss, cost or expense suffered by such CP Conduit by reason of its issuance of Commercial Paper Notes or its incurrence of other obligations reasonably allocated by such CP Conduit to its funding or the maintenance of its funding of its share of the Note Principal Balance, or, in the case of any Purchaser, redeploying funds prepaid or repaid, in amounts which correspond to its share of the Note Principal Balance. A statement setting forth in reasonable detail the calculations of any additional amounts payable pursuant to this Section submitted by a Purchaser or Agent or by an Administrative Agent, as the case may be, to the Borrower and the Issuer shall be conclusive absent manifest error. Amounts payable pursuant to this Section 2.6(c) shall be due no later than the Payment Date following receipt by the Borrower and the Issuer of such request for payment under this Section 2.6(c), if such request is received by the Borrower and the Issuer no later than five (5) Business Days prior to the Determination Date related to such Payment Date, and otherwise on the following Payment Date (or, if earlier, on the Termination Date); provided, however, that neither the Borrower nor the Issuer shall be obligated to pay any amount under this Section 2.6(c) that relates to any period beyond the Interest Accrual Period relating to such Payment Date.”

5.07 Section 6.3 thereof is amended by adding the following sentences to the end of Section 6.3:

“For the purposes hereof, “nonpublic information” means all confidential and proprietary oral, written, electronic or documentary information regarding AmeriCredit or any of its Affiliates or the business of any such entity that is disclosed either in connection with any party’s execution and delivery of this Agreement or during the term of this Agreement, and that is either furnished or made available by AmeriCredit or any of its Affiliates to any Administrative Agent, Agent or Purchaser pursuant to this Agreement, including, but not limited to, any of the following: marketing philosophy, techniques, and objectives; advertising and promotional copy; competitive advantages and disadvantages; financial results; technological developments; loan evaluation programs; customer lists; account information, profiles and demographics; credit scoring criteria, formulas and programs; research and development efforts; any investor, financial, commercial, technical or scientific information (including, but not limited to, patents, copyrights, trademarks, service marks, trade names and dress, and applications relating to same, trade secrets, software, code, inventions, know-how and similar information); any projections or forecasts regarding any of the foregoing; and any and all other confidential business information. Each Administrative Agent and each Agent and Purchaser acknowledges that monetary damages standing alone might not be adequate to compensate AmeriCredit and its Affiliates in the event of an unauthorized disclosure, misappropriation or misuse of the nonpublic information by any Administrative Agent, Agent or Purchaser. Accordingly, each Administrative Agent and each Agent and Purchaser acknowledges, severally and with respect to itself only, that any such breach or threatened breach of the terms of this Agreement might cause irreparable harm to AmeriCredit and its Affiliates and that, in addition to any other remedies that may be available at law, in equity or otherwise, AmeriCredit and its Affiliates shall be entitled to seek injunctive relief against the breach of this Agreement or the continuation of any breach.”

5.08 Section 9.5 thereof is amended and restated in its entirety as follows:

“Section 9.5 Replacement of Purchaser Groups.

(a) Notwithstanding anything to the contrary contained herein or in any other Related Documents, in the event that any Purchaser or Agent fails to give its consent to any amendment, modification or termination of, or waiver under, any Related Document (each, an “Action”), by the date specified by the Issuer or either the Borrower or the Servicer on behalf of the Issuer, for which (A) Agents and Committed Purchasers representing at least half of the requisite percentage of the Agents and Committed Purchasers necessary for such Action to be approved have consented to such Action, and (B) the requisite percentage of the Agents and Committed Purchasers necessary for such Action to be approved have not consented to such Action (or provided written notice that they intend to consent) (each, a “Non-Consenting Party”), then the Issuer (or either the Borrower or the Servicer on behalf of the Issuer) shall be permitted, upon not less than ten (10) days’ prior written notice to the Administrative Agents, such Non-Consenting Party and its related Agent, to (x)(1) elect to terminate the Commitment, if any, of such Non-Consenting Party on the date specified in such termination notice, and (2) prepay on the date of such termination the aggregate Note Principal Balance of the 2011-A Trust Notes held by or on behalf of such Non-Consenting Party’s Purchaser Group and all accrued and unpaid interest thereon (in which case, the Borrower shall concurrently pay all other accrued and unpaid fees, expenses and other amounts payable to such Non-Consenting Party and the Agents and Purchasers in its related Purchaser Group under the Related Documents and shall also prepay to the Issuer on the date of such termination an amount owing under the 2011-A Borrower Note equal to the aggregate Note Principal Balance of the 2011-A Trust Notes held by or on behalf of such Non-Consenting Party’s Purchaser Group and all accrued and unpaid interest thereon under the 2011-A Borrower Note, together with any interest thereon that would have accrued from the date of such termination to but excluding the next Payment Date to occur following such termination, assuming that no such termination had occurred), or (y) elect to cause the Committed Purchasers in such Non-Consenting Party’s Purchaser Group to assign (and such Committed Purchasers shall assign) its Commitment to a replacement committed purchaser (a “Replacement Committed Purchaser”) and terminate each other Purchaser and Agent in such Purchaser Group.

(b) The Issuer (or either the Borrower or the Servicer on behalf of the Issuer) shall not be permitted to make an election described in the foregoing clause (a) unless (i) no Event of Default shall have occurred and be continuing at the time of such election (unless such Event of Default would no longer be continuing after giving effect to such election), (ii) in respect of an election described in subclause (y) of the foregoing clause (a) only, on or prior to the effectiveness of the applicable assignment, the Non-Consenting Party or its related Agent shall have received payment by or on behalf of the related Replacement Committed Purchaser of the aggregate Note Principal Balance of the 2011-A Trust Notes held by or on behalf of such Non-Consenting Party’s Purchaser Group and all accrued and unpaid interest thereon and all other accrued and unpaid fees and expenses of such Non-Consenting Party and the Agents and Purchasers in its related Purchaser Group, and (iii) the Replacement Committed Purchaser shall have consented to the applicable Action. Each Non-Consenting Party to be terminated under this Section 9.5 hereby agrees to take, and to cause its related Purchaser Group to take, all actions reasonably necessary or as any Administrative Agent may reasonably request, at the expense of the Borrower, to permit a Replacement Committed Purchaser (and the other Purchasers and Agent for such Replacement Committed Purchaser’s Purchaser Group) to succeed to its rights and obligations hereunder.

(c) In addition, in the event that any Purchaser which is designated as a CP Conduit in the Transfer Supplement or Joinder Supplement pursuant to which it became a party to this Agreement is at any time not “fully wrapped” (as such phrase is defined in the definition of “CP Conduit”), then the Issuer (or either the Borrower or the Servicer on behalf of the Issuer) shall be permitted, upon not less than ten (10) days’ prior written notice to the Administrative Agents, such Purchaser and its related Agent, to exercise, effective as of any Payment Date, any of the remedies described in clause (x) or (y) of Section 9.5(a), and the last sentence of Section 9.5(b) shall apply with respect thereto, mutatis mutandis.”

5.09 Schedule I thereto is deleted and replaced with the new Schedule I attached hereto as Exhibit A.

5.10 Schedule II thereto is deleted and replaced with the new Schedule II attached hereto as Exhibit D.

5.11 Exhibit A thereto is deleted and replaced with the new Exhibit A attached hereto as Exhibit B.

5.12 Joinder of New Purchaser Group.

(a) The parties hereto acknowledge and agree that, effective as of the Amendment Effective Date and subject to the satisfaction of the conditions precedent set forth in Section 8 below, there shall be created one new Purchaser Group under the Note Purchase Agreement (the “New Purchaser Group”) consisting of Royal Bank of Canada (“RBC”), as agent (in such capacity, the “New Agent”), RBC as committed purchaser (in such capacity, the “New Committed Purchaser”) and Plaza Trust (in such capacity, the “New CP Conduit”). Each of the New Agent, the New Committed Purchaser and the New CP Conduit shall be referred to in this Section 5.12 as a “New Party” and all of the foregoing shall be referred to collectively as the “New Parties”.

(b) By executing and delivering this Amendment, each New Party confirms to and agrees with the Administrative Agent, the Agents and the Purchasers as follows:

(i) none of the Administrative Agents, the Agents or the Purchasers makes any representation or warranty or assumes any responsibility with respect to any statements, warranties or representations made in or in connection with the Note Purchase Agreement or the other Related Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Note Purchase Agreement or any other instrument or document furnished pursuant thereto, or with respect to the Issuer, the financial condition of the 2011-A Lease Agreements, the 2011-A Leased Vehicles, the Borrower, FinanciaLinx, the Servicer, the Issuer, any Backup Servicer, the Performance Guarantor or the Indenture Trustee, or the performance or observance by the Borrower, FinanciaLinx, the Servicer, the Issuer, any Backup Servicer, the Performance Guarantor or the Indenture Trustee of any of their respective obligations under the Note Purchase Agreement, the other Related Documents or any other instrument or document furnished pursuant thereto;

(ii) each New Party confirms that it has received a copy of such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and become party to the Note Purchase Agreement;

(iii) each New Party will, independently and without reliance upon any Administrative Agent, any Agent or any other Purchaser and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Note Purchase Agreement or the other Related Documents;

(iv) the New CP Conduit and the New Committed Purchaser in the New Purchaser Group irrevocably appoints and authorizes the New Agent to take such action as agent on its behalf and to exercise such powers under the Note Purchase Agreement and the other Related Documents as are delegated to the New Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Article 7 of the Note Purchase Agreement;

(v) each New Party irrevocably appoints and authorizes the Administrative Agents to take such action as agent on its behalf and to exercise such powers under the Note Purchase Agreement and the other Related Documents as are delegated to the Administrative Agents by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Article 7 of the Note Purchase Agreement and Article IX of the Indenture Supplement; and

(vi) the New Committed Purchaser agrees (for the benefit of the parties hereto and the other Purchasers) that it will perform in accordance with their terms all of the obligations which by the terms of the Note Purchase Agreement are required to be performed by it as a Purchaser designated as a Committed Purchaser.

(c) The signature page to this Amendment for the New Purchaser Group sets forth administrative information with respect to such New Purchaser Group.

(d) Each New Party makes each of the covenants, agreements, acknowledgements, consents, representations and warranties set forth in the form of Investment Letter attached to the Note Purchase Agreement as Exhibit A to the Issuer on the Amendment Effective Date.

(e) For purposes of the trust indenture for the New CP Conduit and any liquidity agreements or credit enhancement agreements to which the New CP Conduit may from time to time be party, in each case as the same may be amended, restated, supplemented or otherwise modified from time to time (i) the Note Purchase Agreement is a “Purchase Agreement”, and (ii) the following terms used in such trust indenture or any such liquidity or credit enhancement agreement as it pertains to the Note Purchase Agreement and the transactions contemplated therein will for such purposes have the following meanings: (A) “Pool Investment Amount” will mean, at any time, an amount equal to the New CP Conduit’s Percentage Interest in the Note Principal Balance at such time, (B) “ABS Value” will mean the Actual Eligible Collateral Balance, and (C) “Note Percentage” will mean the New CP Conduit’s Percentage Interest. The foregoing statements are made by the New CP Conduit only and not by any other party hereto and no such other party hereto (apart from RBC, as applicable) has any obligation or liability under any such trust indenture or any such liquidity or credit enhancement agreement.

SECTION 6. Amendments to the Servicing Agreement. Effective as of the Amendment Effective Date and subject to the satisfaction of the conditions precedent set forth in Section 8 below, the Servicing Agreement is hereby amended as follows:

6.01 Section 3.1(g) thereof is amended and restated in its entirety as follows:

“(g) The Company or the Servicer on behalf of the Company may, at any time and from time to time, (i) establish a new Residual Pool Collection Account that replaces or supplements the existing Residual Pool Collection Account and, following the establishment of such new Residual Pool Collection Account, may transfer all or any cash and/or investments, as it may determine in its sole discretion, to such new Residual Pool Collection Account and (ii) unless otherwise specified in the related Servicing Supplement with respect to a Borrower Note Collection Account, establish a new Borrower Note Collection Account as an Eligible Deposit Account with the same or a different Eligible Institution at which the existing Borrower Note Collection Account is then located and, following the establishment of such new Borrower Note Collection Account, shall transfer any cash and/or any investments from such existing Borrower Note Collection Account to such new Borrower Note Collection Account.”

SECTION 7. Amendments to the Servicing Supplement. Effective as of the Amendment Effective Date and subject to the satisfaction of the conditions precedent set forth in Section 8 below, the Servicing Supplement is hereby amended as follows:

7.01 Section 2.3(f) thereof is amended by adding the following sentences to the end of Section 2.3(f):

“If, at any time or from time to time prior to the Final Date, the Company or the Servicer on behalf of the Company decides to establish a new 2011-A Deposit Account for any existing 2011-A Deposit Account pursuant to Section 3.1(g) of the Basic Servicing Agreement, the Company or the Servicer, as the case may be, shall notify the Indenture Trustee and the Administrative Agents of such decision. Within 30 days (or such longer period as the Servicer may permit) following receipt by the Indenture Trustee of such notice, (i) the Indenture Trustee shall, with the assistance of the Servicer (to the extent necessary), cause such new 2011-A Deposit Account to be established in the name of the Indenture Trustee and otherwise satisfying the requirements of this Section 2.3 in respect of such 2011-A Deposit Account, (ii) each of the Issuer, the Servicer, the Indenture Trustee and the Eligible Institution at which such new 2011-A Deposit Account has been established shall execute and the Servicer shall deliver to the Indenture Trustee and the Administrative Agents an Account Control Agreement for such new 2011-A Deposit Account and (iii) following the execution and delivery of such Account Control Agreement, the Indenture Trustee or the Servicer shall transfer any cash and/or any investments from such existing 2011-A Deposit Account to such new 2011-A Deposit Account.”

SECTION 8. Conditions Precedent. This Amendment shall become effective on the date (the “Amendment Effective Date”) on which the following conditions have been satisfied:

8.01 the receipt by the Administrative Agents and the New Agent or their counsel of counterpart signature pages to this Amendment and each other document, certificate and opinion to be executed or delivered by or among some or all of the parties hereto in connection with this Amendment, as more fully described on Exhibit C hereto; and

8.02 the payment by the Borrower of all fees due and payable by the Borrower pursuant to the First Amended and Restated Supplemental Fee Letter or the Subsequent Arrangement Fee Letter, which are referred to in Exhibit C hereto.

SECTION 9. Issuer Order; Noteholder and Committed Purchaser Consents. By execution hereof, each of the Issuer and the Noteholders party hereto, constituting all of the Noteholders and all of the Committed Purchasers, hereby consent to this Amendment and hereby authorize, instruct and direct the Indenture Trustee to execute this Amendment and further hereby authorizes, instructs and directs the Indenture Trustee to execute this Amendment without receiving an Officer’s Certificate or an Opinion of Counsel pursuant to the Indenture or the Indenture Supplement.

SECTION 10. Covenants, Representation and Warranties of the Issuer, the Borrower, FinanciaLinx and the Performance Guarantor.

10.01 Upon the effectiveness of this Amendment, each of the Issuer, the Borrower and FinanciaLinx each severally, with respect to itself only, hereby (i) reaffirms all covenants, representations and warranties made by it in the Agreements to which it is a party to the extent the same are not amended hereby and (ii) agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment; and the Performance Guarantor hereby (x) reaffirms all covenants, representations and warranties made by it in the Performance Guarantee and (y) agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment.

10.02 Each of the Issuer, the Borrower, FinanciaLinx and the Performance Guarantor severally, with respect to itself only, hereby represents and warrants that this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 11. Ratification.

11.01 Each Agreement, as amended hereby, is hereby ratified, approved and confirmed in all respects.

11.02 The Performance Guarantor hereby consents to the amendments to the Agreements effected hereby and confirms and acknowledges that its obligations under the Performance Guarantee remain in full force and effect, notwithstanding such amendments.

SECTION 12. Reference to and Effect on the Agreements.

12.01 Upon the effectiveness of this Amendment, (i) each reference in an Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to such Agreement as amended hereby, and (ii) each reference to an Agreement in any document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to such Agreement as amended hereby.

12.02 Except as specifically amended above, the terms and conditions of each Agreement and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.

12.03 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agents or the Agents under any of the Agreements, the other Related Documents or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, in each case, except as specifically set forth herein.

SECTION 13. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or electronic mail (in .pdf or .tif format) shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 14. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the Province of Ontario and the federal laws of Canada applicable therein, without giving effect to otherwise applicable principles of conflicts of law.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the date first above written.

GMF CANADA LEASING TRUST

By:	COMPUTERSHARE TRUST COMPANY OF CANADA, not in its individual capacity but solely as trustee of GMF CANADA LEASING TRUST, by its Financial Services Agent, FINANCIALINX CORPORATION

By:
Name:
Title:

FINANCIALINX CORPORATION, individually and as Servicer

By:
Name:
Title:

GM FINANCIAL CANADA LEASING LTD., as Borrower

By:
Name:
Title:

Acknowledged and Agreed to:

AMERICREDIT FINANCIAL SERVICES, INC., as Performance Guarantor solely with respect to Sections 10.01, 10.02 and 11.02

By:
Name:
Title:

Signature Page to First Omnibus Amendment

DEUTSCHE BANK AG, CANADA BRANCH, as an Administrative Agent, an Agent and as a Committed Purchaser

By:
Name:
Title:

By:
Name:
Title:

Signature Page to First Omnibus Amendment

BMO NESBITT BURNS INC., as an Administrative Agent and as an Agent

By:
Name:
Title:

By:
Name:
Title:

Signature Page to First Omnibus Amendment

BNY TRUST COMPANY OF CANADA in its capacity as trustee of PRECISION TRUST, as a Committed Purchaser, by its securitization agent, BMO NESBITT BURNS INC.

By:
Name:
Title:

By:
Name:
Title:

Signature Page to First Omnibus Amendment

ROYAL BANK OF CANADA,
as an Agent

By:
Name:
Title:

By:
Name:
Title:

Address for Notices:

Royal Bank of Canada
c/o RBC Capital Markets
Securitization Finance
Royal Bank Plaza, North Tower
200 Bay Street, 4th Floor
Toronto, Ontario M5J 2W7

Wiring Instructions:

Name of Lender: ROYAL BANK OF CANADA
Address: 20 King Street West, 7th floor
City / Province / Postal Code Toronto, Ontario, M5H 1C4

Payment Instructions Currency: CDN Dollars
Beneficiary bank : ROYAL BANK OF CANADA, TORONTO
Bank #: 0003
SWIFT: ROYCCAT2 Beneficiary’s Name: RBC Lending Operations
Beneficiary’s Account (including transit): 000021026830 Information for the Beneficiary: ATTENTION: LIABILITY DEPT REFERENCE: GMF Canada Leasing Trust

Signature Page to First Omnibus Amendment

ROYAL BANK OF CANADA,
as a Committed Purchaser

By:
Name:
Title:

By:
Name:
Title:

Address for Notices:

Royal Bank of Canada
c/o RBC Capital Markets
Securitization Finance
Royal Bank Plaza, North Tower
200 Bay Street, 4th Floor
Toronto, Ontario M5J 2W7

Wiring Instructions:

Name of Lender: ROYAL BANK OF CANADA
Address: 20 King Street West, 7th floor
City / Province / Postal Code Toronto, Ontario, M5H 1C4

Payment Instructions Currency: CDN Dollars
Beneficiary bank : ROYAL BANK OF CANADA, TORONTO
Bank #: 0003
SWIFT: ROYCCAT2 Beneficiary’s Name: RBC Lending Operations
Beneficiary’s Account (including transit): 000021026830 Information for the Beneficiary: ATTENTION: LIABILITY DEPT REFERENCE: GMF Canada Leasing Trust

Signature Page to First Omnibus Amendment

CIBC MELLON TRUST COMPANY in its capacity as trustee of PLAZA TRUST, as a CP Conduit, by ROYAL BANK OF CANADA, in its capacity as Financial Services Agent

By:
Name:
Title:

By:
Name:
Title:

Address for Notices:

CIBC Mellon Trust Company,

in its capacity as trustee of Plaza Trust

c/o RBC Capital Markets

Securitization Finance

Royal Bank Plaza, North Tower

200 Bay Street, 4th Floor

Toronto, Ontario M5J 2W7

Wiring Instructions:

Royal Bank of Canada, Main Branch

200 Bay Street

Toronto, Ontario M5J 2W7

Beneficiary: Plaza Trust

SWIFT: ROYCCAT2

Acct #: 00002 1252659

Signature Page to First Omnibus Amendment

BNY TRUST COMPANY OF CANADA, as Indenture Trustee

By:
Name:
Title:

Signature Page to First Omnibus Amendment

EXHIBIT A

SCHEDULE I

Purchaser Groups

Purchaser Group	Agent	CP Conduit(s)	Committed Purchaser	Commitment	Maximum Purchase Amount
DB	Deutsche Bank AG, Canada Branch	N/A	Deutsche Bank AG, Canada Branch	$300,000,000	$300,000,000
BMO	BMO Nesbitt Burns Inc.	N/A	BNY Trust Company of Canada in its capacity as trustee of Precision Trust	$300,000,000	$300,000,000
RBC	Royal Bank Of Canada	CIBC Mellon Trust Company in its capacity as trustee of Plaza Trust	Royal Bank of Canada	$200,000,000	$200,000,000
TOTAL				$800,000,000	$800,000,000

EXHIBIT B

EXHIBIT A

FORM OF INVESTMENT LETTER

[Date]

GMF Canada Leasing Trust

c/o FINANCIALINX CORPORATION

Suite 600, 2001 Sheppard Ave. East

Toronto, ON

M2J 4Z8

Attention: Chief Financial Officer

[Name and address of Transferor Purchaser]

Re	GMF Canada Leasing Trust

Series 2011-A Floating Rate Asset Backed Notes

Ladies and Gentlemen:

This letter (the “Investment Letter”) is delivered by the undersigned (the “Purchaser”) pursuant to Section 8.1(a) of the Note Purchase Agreement dated as of July 15, 2011 (as amended, the “Note Purchase Agreement”), among GMF Canada Leasing Trust, FinanciaLinx Corporation, GM Financial Canada Leasing Ltd., the Purchasers from time to time parties thereto, the Agents from time to time parties thereto, Deutsche Bank AG, Canada Branch, as an Administrative Agent, BMO Nesbitt Burns Inc., as an Administrative Agent, and BNY Trust Company of Canada, as Indenture Trustee. Capitalized terms used herein without definition shall have the meanings set forth in the Note Purchase Agreement, whether directly or by reference. The Purchaser represents to and agrees with the Issuer as follows:

(a) The Purchaser is authorized [to [enter into][become a party to] the Note Purchase Agreement and to perform its obligations thereunder and to consummate the transactions contemplated thereby] [to purchase a participation in obligations under the Note Purchase Agreement]. If the Purchaser is a CP Conduit and so long as such CP Conduit is a Noteholder of 2011-A Trust Notes, its Commercial Paper Notes shall be “fully wrapped” (as such phrase is defined in the Note Purchase Agreement), based on the Support Facility of such CP Conduit.

(b) The Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the 2011-A Trust Notes and is able to bear the economic risk of such investment. The Purchaser has been afforded the opportunity to ask such questions as it deems necessary to make an investment decision, and has received all information it has requested in connection with making such investment decision. The Purchaser has, independently and without reliance upon the Agent, the Administrative Agents or any other Purchaser, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the 2011-A Lease Agreements, the 2011-A Leased Vehicles, the Borrower, FinanciaLinx, the Servicer, the Issuer, any Backup Servicer and the Indenture Trustee and made its own decision to purchase its interest in the 2011-A Trust Notes, and will, independently and without reliance upon an Administrative Agent, any Agent or any other Purchaser, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis, appraisals and decisions in taking or not taking action under the Note Purchase Agreement, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the 2011-A Lease Agreements, the 2011-A Leased Vehicles, the Borrower, FinanciaLinx, the Servicer, the Issuer, any Backup Servicer and the Indenture Trustee.

(c) The 2011-A Trust Notes are issued only in minimum denominations of $150,000.

(d) If the Purchaser is a resident of one of the provinces or territories of Canada or otherwise subject to the laws of Canada, it (A) is entitled under Applicable Securities Laws in Canada to purchase the 2011-A Trust Notes without the benefit of a prospectus qualified under such Applicable Securities Laws, and, without limiting the generality of the foregoing, is purchasing the 2011-A Trust Notes with the benefit of the prospectus exemption provided by Section 2.3 or Section 2.10 of National Instrument 45 106 – Prospectus and Registration Exemptions (“NI 45 106”), and (B) is an Accredited Investor or is acquiring the 2011-A Trust Notes at an acquisition cost of not less than $150,000 paid in cash at the time of such acquisition (and, if applicable, is an eligible securitized product investor eligible for any relevant prospectus exemption in respect of securitized products which may apply under Applicable Securities Laws in Canada at the relevant time);

(e) If the Purchaser is a resident of or subject to the laws of any jurisdiction other than a province or territory of Canada, (A) it is knowledgeable, or has been independently advised as to, all Applicable Securities Law and other Applicable Law of such jurisdiction relating to its purchase of the 2011-A Trust Notes, (B) the purchase by it of the 2011-A Trust Notes is in compliance with the requirements of all Applicable Securities Law and other Applicable Law in such jurisdiction and does not give rise to any registration or similar requirements in such jurisdiction or any requirements for the delivery of a prospectus, offering memorandum or similar offering document to it, any third party approvals of any kind, any filing by the Issuer or it, or any ongoing obligations of the Issuer in such jurisdiction, (C) it will comply with the requirements of all Applicable Securities Law and other Applicable Law in such jurisdiction in connection with its purchase of the 2011-A Trust Notes, and (D) it is purchasing the 2011-A Trust Notes pursuant to an applicable exemption from any prospectus, registration or similar requirement under the Applicable Securities Law of such jurisdiction.

(f) The Purchaser has not received and has not been provided with documents that may be construed as an “offering memorandum” under Applicable Securities Laws and the decision to enter into the Agreement and the Purchaser’s investment in the 2011-A Trust Notes has not been based upon any verbal or written representation as to fact or otherwise made by or on behalf of the Issuer, FinanciaLinx or the Borrower except as set forth in the Note Purchase Agreement and the other Related Documents.

(g) The Purchaser is purchasing the 2011-A Trust Notes as principal for the Purchaser’s own account or is deemed to be purchasing the 2011-A Trust Notes as principal for the Purchaser’s own account and not for the benefit of any other Person.

(h) The Purchaser was not established or recapitalized solely to permit the acquisition of the 2011-A Trust Notes without the benefit of a prospectus, offering memorandum or other offering document.

(i) The Purchaser acknowledges that the sale of the 2011-A Trust Notes to the Purchaser is being made pursuant to an exemption from the prospectus requirements of Applicable Securities Laws and that, accordingly, any resale of the 2011-A Trust Notes must be made in accordance with, or pursuant to an exemption from, or in a transaction not subject to, the prospectus requirements of Applicable Securities Laws.

(j) The Purchaser acknowledges and agrees that any resale of the 2011-A Trust Notes shall be made only to a Permitted Transferee that can represent to the Issuer the matters set out in the paragraphs above, any such resale must be completed in a manner that does not give rise to any filing, prospectus, or continuous disclosure requirements, and any such resale is subject to the delivery of an executed Investment Letter in the form hereof to the Issuer; and

(k) The Purchaser consents to the delivery to the Ontario Securities Commission and other securities regulatory authorities in Canada, as applicable, of (i) the Purchaser’s full name, residential address and telephone number; (ii) the number and type of securities purchased by the Purchaser; (iii) the total purchase price; (iv) the exemption relied on; and (v) the date of distribution (collectively, the “Information”) and the Purchaser agrees and acknowledges that:

(i) The Information is being collected indirectly by the Ontario Securities Commission and other securities regulatory authorities in Canada, as applicable, under the authority granted to it in securities legislation;

(ii) The Information is being collected for the purposes of the administration and enforcement of the securities legislation of Ontario and other provinces in Canada;

(iii) The Administrative Support Clerk at the Ontario Securities Commission, Suite 1903, Box 55, 20 Queen Street West, Toronto, Ontario M5H 3S8, telephone (416) 593 3684, can be contacted to answer questions about the Ontario Securities Commission’s indirect collection of such information, and

(iv) The Purchaser authorizes the indirect collection of such information by the Ontario Securities Commission and other securities regulatory authorities in Canada, as applicable, and will assist the Issuer in the execution and delivery of any documents with respect to the issue of the 2011-A Trust Notes as may be required by Applicable Securities Laws.

(l) The Purchaser agrees to comply with the terms of the Note Purchase Agreement including the confidentiality provisions in Section 6.3 thereof.

(m) This Investment Letter has been duly executed and delivered and constitutes the legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles affecting the enforcement of creditors’ rights generally and general principles of equity.

Very truly yours, [NAME OF PURCHASER]

By:
Name:
Title:

EXHIBIT C

LIST OF CLOSING DOCUMENTS

	Document	Responsible Party

1.	First Omnibus Amendment	Blakes

2.	First Amended and Restated Supplemental Fee Letter	Blakes

3.	Issuer Order, directing the Indenture Trustee to authenticate and deliver the new 2011-A Trust Note	Blakes

4.	New 2011-A Trust Note registered in the name of the New Committed Purchaser.	Blakes

5.	Receipt from the New Agent regarding its receipt of the new 2011-A Trust Note	Blakes

6.	Investment Letters of the New Purchasers	Blakes

7.	Officer’s Certificate of the Issuer with respect to satisfaction of conditions precedent in the Indenture and Supplemental Indenture	Blakes

8.	Certificate of Status (or the equivalent thereof) for each of: (i) Borrower (ii) FinanciaLinx	Blakes

9.

Opinions of Blakes, counsel to the Borrower, FinanciaLinx and the Issuer, with respect to:

(i)     the First Omnibus Amendment

(ii)    satisfaction of conditions precedent to issuance of new 2011-A Trust Notes

Blakes

10.	Opinion of in-house counsel to Performance Guarantor with respect to the First Omnibus Amendment	GMF

11.	Reliance Letter of Blakes, counsel to the Borrower, FinanciaLinx and the Issuer, addressed to New Purchaser Group with respect to its opinions dated July 15, 2011	Blakes

12.	Reliance Letter of in-house counsel to the Performance Guarantor addressed to the New Purchaser Group with respect to the opinion dated July 15, 2011	GMF

13.	Direction to New Agent to use proceeds of its loan to pay down existing noteholders on a pro-rata basis	Blakes

14.	Subsequent Arrangement Fee Letter	Blakes

EXHIBIT D

SCHEDULE II

Commercial Paper Rates

Name of CP Conduit	Commercial Paper Rate
Plaza Trust

At the election of the CP Conduit for any Interest Accrual Period, for any day during such Interest Accrual Period:

(a) the weighted average annual rate of interest at which Canadian dollar denominated commercial paper (other than subordinated commercial paper) is issued by the CP Conduit and then outstanding specifically to finance the CP Conduit’s Percentage Interest in the Note Principal Balance hereunder; provided that the CP Conduit may issue United States dollar denominated commercial paper and enter into market rate currency swap transactions in connection therewith and, in such case, the annual rate of interest shall be calculated to reflect such swap transactions; or

(b) the weighted average annual rate of interest applicable to all commercial paper of the CP Conduit (other than subordinated commercial paper) outstanding on such day other than any commercial paper issued by the CP Conduit to specifically fund other pools of assets acquired by the CP Conduit where the cost of funding in respect of such other pools of assets is determined by reference to such specifically issued commercial paper; and provided further that any such commercial paper may be issued in either United States dollars or Canadian dollars with the appropriate market rate currency swap agreements being entered into to match such issuance to the funding requirements of the CP Conduit with the annual rate of interest being calculated to reflect such swap transactions.